UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80111
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

Effective January 16, 2007, Xedar Corporation, a Colorado corporation, engaged Ehrhardt Keefe Steiner & Hottman, PC (“EKS&H”), as our principal independent accountant. Accordingly, we dismissed Schumacher & Associates, Inc., Certified Public Accountants (“Schumacher & Associates”), on the same date.

The decision to change accountants was recommended and approved by the board of directors of the Company.

Schumacher & Associates’ report on our financial statements dated February 22, 2006 for the past two fiscal years ended December 31, 2005 and 2004, and for the period from October 1, 2004 (date of new development stage) to December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Schumacher & Associates expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Schumacher & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schumacher & Associates, would have caused Schumacher & Associates to make reference to the subject matter of the disagreement in connection with their report.

We provided Schumacher & Associates with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Schumacher & Associates, dated January 16, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years, and the subsequent interim period through the date hereof, we have not consulted with EKS&H regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has EKS&H provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01 Financial Statements and Exhibits

Number	Description
16.1	Letter dated January 16, 2006, from Schumacher & Associates, Inc., regarding our change in independent registered public accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: January 16, 2007	By:	/s/ Hugh Williamson III
Hugh Williamson III
President and CEO

Exhibit Index

Number	Description
16.1	Letter dated January 16, 2006, from Schumacher & Associates, Inc., regarding our change in independent registered public accounting firms.